Exhibit 99.2
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

BALLY TOTAL FITNESS HOLDING CORPORATION,	)
Plaintiff,	)	Civil Action No. ___
)
v.	)
)
LIBERATION INVESTMENTS, L.P., LIBERATION	)
INVESTMENTS, LTD., LIBERATION INVESTMENT	)
GROUP LLC and EMANUEL R. PEARLMAN,	)
Defendants.	)
COMPLAINT FOR DECLARATORY RELIEF
     Plaintiff Bally Total Fitness Holding Corporation (“Bally” or the “Company”), by and through its undersigned attorneys, for its complaint against defendants Liberation Investments, L.P., Liberation Investments, Ltd., Liberation Investment Group LLC and Emanuel R. Pearlman (collectively, “Defendants”), alleges:
NATURE OF THE ACTION
     I. THIS CASE IS ABOUT WHETHER BALLY’S DIRECTORS OR THE DEFENDANTS—WHO ARE STOCKHOLDERS OF THE COMPANY ACTING IN CONCERT— MAY APPOINT AND REMOVE MANAGEMENT.
     II. DEFENDANTS’ LATEST MANEUVER IN A LONG SERIES OF THEIR DEMANDS, INQUIRES, PROPOSALS AND CLAIMS IS A PROPOSAL WHICH WOULD, AMONG OTHER THINGS, PURPORT TO GIVE STOCKHOLDERS THE POWER TO REMOVE THE COMPANY’S CHIEF EXECUTIVE OFFICER. THIS PROPOSAL, WHICH ALSO PURPORTS TO ELIMINATE THE ABILITY OF THE BOARD OF DIRECTORS (THE “BOARD”) TO APPOINT AND REMOVE MANAGEMENT, VIOLATES THE MOST FUNDAMENTAL CONCEPT OF DELAWARE CORPORATE LAW—I.E., THAT BOARDS OF DIRECTORS, NOT STOCKHOLDERS, MANAGE THE BUSINESS AND AFFAIRS OF A CORPORATION. ACCORDINGLY, FOR THE REASONS SET FORTH BELOW, DEFENDANTS’ ILLEGAL PROPOSAL MUST BE DECLARED INVALID BY THE COURT.
     III. THIS PROPOSAL BY DEFENDANTS (THE “STOCKHOLDER PROPOSAL”) WOULD AMEND CERTAIN PROVISIONS OF THE AMENDED AND RESTATED BYLAWS OF BALLY TOTAL FITNESS HOLDING

CORPORATION (THE “BYLAWS”). A TRUE AND CORRECT COPY OF THE BYLAWS IS ATTACHED HERETO AS EXHIBIT A. AMONG OTHER THINGS, DEFENDANTS SEEK TO AMEND THE BYLAWS TO LIMIT THE AUTHORITY OF THE BOARD TO APPOINT AND REMOVE THE CHIEF EXECUTIVE OFFICER OF THE COMPANY, TO DETERMINE THE SCOPE OF THE POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER, AND TO PROHIBIT THE BOARD FROM AMENDING CERTAIN PROVISIONS OF THE BYLAWS. THIS ACTION SEEKS A DECLARATORY JUDGMENT PURSUANT TO THE DELAWARE DECLARATORY JUDGMENT ACT, 10 DEL. C. § 6501 ET SEQ., THAT THE STOCKHOLDER PROPOSAL IS INVALID.
     IV. THE BOARD HAS PREVIOUSLY AFFIRMED ITS SUPPORT AND CONTINUES TO SUPPORT CURRENT CHIEF EXECUTIVE OFFICER, PAUL A. TOBACK. MR. TOBACK HAS SPENT COUNTLESS HOURS OVER THE PAST 21 MONTHS WORKING ON RESTATING BALLY’S FINANCIAL STATEMENTS FOR EACH OF ITS REPORTING PERIODS COMMENCING JANUARY 1, 2000, THROUGH MARCH 31, 2004, WHICH RESTATEMENTS WERE FILED WITH THE SEC ON NOVEMBER 30, 2005. IRONICALLY, MANY OF THE ACCOUNTING ISSUES FACING THE COMPANY TODAY—WHICH MR. TOBACK IS NOW FIXING—AROSE WHEN DEFENDANT EMANUEL PEARLMAN WAS THE SPECIAL FINANCIAL CONSULTANT TO BALLY’S FORMER CHIEF EXECUTIVE OFFICER.
The Parties
     V. BALLY IS A DELAWARE CORPORATION WITH ITS PRINCIPAL PLACE OF BUSINESS IN CHICAGO, ILLINOIS. THE COMPANY IS ENGAGED IN THE BUSINESS OF OWNING AND OPERATING FITNESS CENTERS NATIONWIDE.
     VI. DEFENDANTS ARE OWNERS OF RECORD OF APPROXIMATELY 200 SHARES OF STOCK OF THE COMPANY AND BENEFICIAL OWNERS OF APPROXIMATELY 4.1 MILLION SHARES. THE PRINCIPAL OF THE DEFENDANT ENTITIES IS EMANUEL PEARLMAN. MR. PEARLMAN SERVED AS A FINANCIAL ADVISOR TO THE COMPANY AND RECEIVED MILLIONS OF DOLLARS IN FEES FROM THE COMPANY FOR SUCH SERVICES FROM 1992 THROUGH 2002. MR. PEARLMAN WAS INVOLVED IN CERTAIN OF THE TRANSACTIONS UNDERLYING THE RESTATEMENTS OF BALLY’S FINANCIAL STATEMENTS. ONE OF THE INVESTORS IN THE DEFENDANT ENTITIES IS MR. PEARLMAN’S CLOSE PERSONAL FRIEND, LEE HILLMAN. MR. HILLMAN WAS CHIEF EXECUTIVE OFFICER OF THE COMPANY FROM 1996 TO 2002 AND, FOR CERTAIN PERIODS DURING

THAT TIME, ITS CHAIRMAN AND WAS RESPONSIBLE FOR RETAINING MR. PEARLMAN AS A FINANCIAL ADVISOR TO BALLY.
THE STOCKHOLDER PROPOSAL
     VII. ON NOVEMBER 21, 2005, JUST BEFORE THE LONG HOLIDAY WEEKEND, DEFENDANTS SENT BALLY NOTICE OF THEIR INTENT TO INTRODUCE THE STOCKHOLDER PROPOSAL AT THE UPCOMING ANNUAL MEETING OF THE COMPANY’S STOCKHOLDERS PRESENTLY SCHEDULED FOR JANUARY 26, 2006 (THE “ANNUAL MEETING”). A TRUE AND CORRECT COPY OF THE NOTICE SENT TO THE COMPANY IS ATTACHED HERETO AT EXHIBIT B.
     VIII. THE STOCKHOLDER PROPOSAL IS A RESOLUTION TO AMEND THREE PROVISIONS OF THE BYLAWS. SPECIFICALLY, THE STOCKHOLDER PROPOSAL PROVIDES (THROUGH INSERTION OF THE UNDERLINED TEXT):
Resolved, that the stockholders of the Company do hereby amend Article IV, Section 1, Article IV, Section 2 and Article VIII, Section 5 of the Amended and Restated Bylaws of Bally Total Fitness Holding Corporation by deleting such sections in their entirety and replacing them as follows (text to be added to the existing text of the Bylaws is underscored herein):
Article IV, Section 1, is amended and restated to read:
The officers of the Corporation shall be chosen by the Board of Directors, provided that the stockholders shall be empowered to remove the Corporation’s Chief Executive Officer and President from office by the affirmative vote of the holders of a majority of the Corporation’s issued and outstanding stock then entitled to vote. The Corporation’s officers shall be a Chief Executive Officer, who shall also be the Corporation’s President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice President, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.
Article IV, Section 2, is amended and restated to read:
The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors or the stockholders, as the case may be. All officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal by the Board of Directors or the stockholders. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. The Corporation’s Chief Executive Officer and President may also be removed by the stockholders as provided in Section 1 of this Article IV, and no person removed as Chief Executive Officer and President shall thereafter be appointed or reappointed by the Board of Directors to serve as an officer of the Corporation. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.
Article VIII, Section 5, is amended and restated to read:
Section 2 of Article III, Section 1 of Article IV, Section 2 of Article IV and this Section 5 of Article VIII of these Bylaws may only be altered, amended, changed, or repealed by action of the stockholders of the Corporation.
Further Resolved, that Paul A. Toback is hereby removed as the Chief Executive Officer and President of the Company, effective immediately.
The Illegal Arrogation of Power by Stockholders
     IX. A BEDROCK PRINCIPLE OF DELAWARE LAW REFLECTED IN SECTION 141(A) OF THE GENERAL CORPORATION LAW AND REAFFIRMED IN ARTICLE SIXTH OF BALLY’S RESTATED CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) IS THAT “[T]HE BUSINESS AND AFFAIRS OF THE CORPORATION SHALL BE MANAGED BY OR UNDER THE DIRECTION OF THE BOARD OF DIRECTORS . . .” A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION IS ATTACHED HERETO AS EXHIBIT C. THE STOCKHOLDER PROPOSAL VIOLATES THIS PRINCIPLE—AND IS THEREFORE ILLEGAL—IN SEVERAL RESPECTS.
     X. AS A INITIAL MATTER, THE STOCKHOLDER PROPOSAL SEEKS TO AMEND ARTICLE IV, SECTION 1 AND ARTICLE IV, SECTION 2 OF THE BYLAWS TO BESTOW UPON THE STOCKHOLDERS THE AUTHORITY TO REMOVE THE CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY BY THE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY’S STOCK.
     XI. THE STOCKHOLDER PROPOSAL ALSO SEEKS TO AMEND ARTICLE IV, SECTION 2 OF THE BYLAWS TO PROVIDE THAT STOCKHOLDERS OF THE COMPANY SHALL HAVE THE ABILITY TO DETERMINE THE POWERS AND DUTIES OF THE COMPANY’S CHIEF EXECUTIVE OFFICER.
     XII. FURTHERMORE, THE STOCKHOLDER PROPOSAL SEEKS TO AMEND ARTICLE IV, SECTION 2 OF THE COMPANY’S BYLAWS TO PROVIDE THAT NO PERSON WHO IS REMOVED AS CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY SHALL BE APPOINTED OR REAPPOINTED BY THE BOARD AS AN OFFICER OF THE COMPANY.

     XIII. THE CHIEF EXECUTIVE OFFICER IS, OF COURSE, THE MOST IMPORTANT OFFICER OF A CORPORATION. THUS, ONE OF A BOARD OF DIRECTORS’ MOST IMPORTANT FUNCTIONS IS THE SELECTION AND SUPERVISION OF THE CHIEF EXECUTIVE OFFICER. THE STOCKHOLDER PROPOSAL SEEKS IMPERMISSIBLY TO LIMIT THE BOARD’S AUTHORITY TO MANAGE THE BUSINESS AND AFFAIRS OF THE COMPANY IN CONNECTION WITH THE SELECTION, SUPERVISION AND REMOVAL OF THE CHIEF EXECUTIVE OFFICER. THEREFORE, THE STOCKHOLDER PROPOSAL IS ILLEGAL UNDER 8 DEL. C. § 141(A).
The Stockholder Proposal Conflicts with the Certificate of Incorporation
     XIV. IN ADDITION TO VIOLATING 8 DEL. C. § 141(A), THE STOCKHOLDER PROPOSAL ALSO EXPRESSLY CONFLICTS WITH THE CERTIFICATE OF INCORPORATION. ACCORDINGLY, THE STOCKHOLDER PROPOSAL IS ILLEGAL FOR THAT REASON AS WELL.
     XV. THE CERTIFICATE OF INCORPORATION CLEARLY AND EXPLICITLY AUTHORIZES THE BOARD WITHOUT QUALIFICATION TO AMEND THE BYLAWS. ARTICLE FIFTH OF THE CERTIFICATE OF INCORPORATION PROVIDES, IN RELEVANT PART, THAT:
The Board of Directors shall have the power to make, adopt, alter, amend, change or repeal the Bylaws of the Corporation by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.
     XVI. CONTRARY TO ARTICLE FIFTH OF THE CERTIFICATE OF INCORPORATION, THE STOCKHOLDER PROPOSAL SEEKS TO AMEND THE BYLAWS OF THE COMPANY TO PROVIDE THAT CERTAIN BYLAWS, INCLUDING THOSE RELATING TO THE APPOINTMENT AND REMOVAL OF THE COMPANY’S CHIEF EXECUTIVE OFFICER AND PRESIDENT, CAN BE AMENDED ONLY BY STOCKHOLDER ACTION. BECAUSE THE BYLAW AMENDMENTS PROPOSED IN THE STOCKHOLDER PROPOSAL AND THE CERTIFICATE OF INCORPORATION ARE IN DIRECT CONFLICT, THE PROPOSED AMENDMENTS ARE INVALID AS A MATTER OF LAW.
COUNT I
(For Declaratory Judgment as Violative of the General Corporation Law)
     XVII. THE ALLEGATIONS OF PARAGRAPHS 1 THROUGH 16 OF THE COMPLAINT ARE INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.
     XVIII. FOR THE REASONS SET FORTH ABOVE, THE STOCKHOLDER PROPOSAL SEEKS TO AMEND THE BYLAWS UNLAWFULLY TO ABROGATE CORE, NON-DELEGABLE DUTIES AND POWERS OF THE

COMPANY’S BOARD TO THE STOCKHOLDERS IN VIOLATION OF SECTION 141 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.
     XIX. UPON INFORMATION AND BELIEF, THE DEFENDANTS CONTEST BALLY’S RIGHT TO THE DECLARATORY RELIEF SOUGHT HEREIN, AND AN ACTUAL CONTROVERSY EXISTS AMONG THE PARTIES.
     XX. ACCORDINGLY, BALLY IS ENTITLED TO A DECLARATION THAT THE STOCKHOLDER PROPOSAL IS INVALID AND ILLEGAL.
COUNT II
(For Declaratory Judgment as Violative of the Certificate of Incorporation)
     XXI. THE ALLEGATIONS OF PARAGRAPHS 1 THROUGH 20 OF THE COMPLAINT ARE INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.
     XXII. FOR THE REASONS SET FORTH ABOVE, THE STOCKHOLDER PROPOSAL SEEKS TO AMEND THE BYLAWS IN A MANNER THAT IS FACIALLY INCONSISTENT AND IN DIRECT CONFLICT WITH ARTICLE FIFTH OF THE CERTIFICATE OF INCORPORATION AND THEREFORE IS ILLEGAL.
     XXIII. UPON INFORMATION AND BELIEF, THE DEFENDANTS CONTEST BALLY’S RIGHT TO THE DECLARATORY RELIEF SOUGHT HEREIN, AND AN ACTUAL CONTROVERSY EXISTS AMONG THE PARTIES.
     XXIV. ACCORDINGLY, BALLY IS ENTITLED TO A DECLARATION THAT THE STOCKHOLDER PROPOSAL IS INVALID AND ILLEGAL.
     WHEREFORE, plaintiff respectfully demands that the Court enter its Orders, Judgments, and Decrees:
     A. Declaring that the Stockholder Proposal is invalid and illegal in that it seeks to amend the Bylaws of the Company in a manner that violates the General Corporation Law of the State of Delaware;
     B. Declaring that the Stockholder Proposal is invalid and illegal in that it seeks to seeks to amend the Bylaws of the Company in a manner that directly conflicts with the Certificate of Incorporation of the Company;
     C. Awarding plaintiff its costs, fees and expenses incurred in prosecuting this action, including attorneys’ fees; and

     D. Granting plaintiff such other and further relief as may be just or equitable in the circumstances.

OF COUNSEL:	Gregory P. Williams (#2168)
Raymond J. DiCamillo (#3188)
Laurie B. Smilan	Elizabeth C. Tucker (#4468)
Latham & Watkins LLP	Richards, Layton & Finger, P.A.
Two Freedom Square	One Rodney Square
11955 Freedom Drive, Suite 500	10th & King Streets
Reston, Virginia 20190-5651	Wilmington, Delaware 19801
(703) 456-1000	302-651-7700
Attorneys for Plaintiff Bally Total Fitness Holding Corporation
Dated: December 5, 2005